Smith Barney
Natural Resources Fund Inc.
388 Greenwich Street
New York, New York 10013
(212) 723-9218

Statement of Additional Information	February 27, 1998
as amended May 15, 1998
and June 17, 1998

	This Statement of Additional Information (the SAI) expands upon and supplements the information contained in the current Prospectus of Smith Barney Natural Resources Fund Inc. (the Fund) dated February 27, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Funds Prospectus. The Funds Prospectus may be obtained from any Smith Barney Financial Consultant, or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

CONTENTS

For ease of reference, the same section headings are used in both the Prospectus and this SAI, except where shown below:

Management of the Fund
1
Investment Objective and Management Policies
4
Purchase of Shares
12
Redemption of Shares
13
Distributor.
14
Valuation of Shares
15
Exchange Privilege
16
Performance Data (See in the Prospectus Performance)
16
Taxes (See in the Prospectus Dividends, Distributions and
Taxes)
19
Additional Information
21
Financial Statements
22
Appendix
23

MANAGEMENT OF THE FUND

The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are the following:

Name
Service
Smith Barney Inc.
(Smith Barney or the
Distributor)............................
 .....
Distributor


Mutual Management Corp.
(MMC or the
Manager)....................................
 ...........

Investment Manager


The Chase Manhattan Bank N.A.
(Chase or the
Custodian)..................................
 ...........

Custodian


First Data Investor Services Group, Inc.
(First Data or the Transfer
Agent)................................

Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.
Directors and Executive Officers of the Fund

The Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an interested person of the Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is indicated by an asterisk.

	Herbert Barg (Age 74). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

	*Alfred J. Bianchetti, Director (Age 75). Retired; formerly Senior Consultant to Dean Witter Reynolds Inc. His address is 19 Circle End Drive, Ramsey, New Jersey 07466.

	Martin Brody, Director (Age 76). Consultant, HMK Associates; Retired Vice Chairman of the Board of Restaurant Associates Corp. His address is
c/o HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

	Dwight B. Crane, Director (Age 60). Professor, Harvard Business School. His address is c/o Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163.

	Burt N. Dorsett, Director (Age 67). Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. His address is 201 East 62nd Street, New York, New York 10021.

	Elliot S. Jaffe, Director (Age 71). Chairman of the Board and President of The Dress Barn, Inc. His address is 30 Dunnigan Drive, Suffern, New York 10901.

	Stephen E. Kaufman, Director (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10172.

	Joseph J. McCann, Director (Age 67). Financial Consultant; Retired Financial Executive, Ryan Homes, Inc. His address is 200 Oak Park Place, Pittsburgh, Pennsylvania 15243.

	*Heath B. McLendon, Chairman of the Board and Investment Officer (Age
64). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisers Inc. and President of MMC and Travelers Investment Adviser, Inc. (TIA); prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management. Mr. McLendon is Chairman of the Board of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	Cornelius C. Rose, Jr., Director (Age 64). President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance Learning Systems, an educational consultant. His address is Fair Oaks, Enfield, New Hampshire 03748.

	James J. Crisona, Director Emeritus. Attorney; formerly Justice of the Supreme Court of the State of New York. His address is 118 East 60th Street, New York, New York 10022

	Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney, Chief Financial Officer of the Smith Barney Mutual Funds; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

	John G. Goode, Vice President and Investment Officer (age 52). Chairman and Chief Investment Officer of Davis Skaggs Investment Management (Davis Skaggs), a division of MMC; Managing Director of Smith Barney. His address is 1 Sansome Street, 36th Floor, San Francisco, California 94104.

	David A. Stadlin, Vice President and Investment Officer (age 32). Portfolio Manager/Research Analyst of Davis Skaggs; Vice President of Smith Barney. His address is 1 Sansome Street, 36th Floor, San Francisco, California 94104.

	Christina T. Sydor, Secretary (Age 46). Managing Director of Smith Barney; General Counsel and Secretary of MMC and TIA. Ms. Sydor serves as Secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, New York 10013.

	No officer, director or employee of Smith Barney or any parent or subsidiary of Smith Barney receives any compensation from the Fund for serving as an officer or Director of the Fund. The Trust pays each Director who is not an officer, director or employee of Smith Barney or any of their affiliates a fee of $8,000 per annum plus $500 per meeting attended. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.

	For the calendar year ended October 31, 1997, the Directors of the Fund were paid the following compensation.

		Total
		Pension or	Compensation	Number of
		Retirement	from Fund	Funds for
	                Aggregate	Benefits Accrued	and Fund	                 Which
Director
	Compensation 	as part of 	Complex	Serves Within
Name of Person	from Fund 	  Fund Expenses  	Paid to Directors	 Fund Complex

Herbert Barg	$3,100	                     $0
$101,600		     18
Alfred Bianchetti**	3,100		       0			49,600
	     13
Martin Brody	3,000		       0		             119,814
		     21
Dwight B. Crane	3,100		       0		             133,850
		     24
Burt N. Dorsett*	3,100		       0			49,600
	     13
Elliot S. Jaffe	3,000		       0			48,500
	     13
Stephen E. Kaufman	3,100		       0			91,964
	     15
Joseph J. McCann	3,100		       0			49,600
	     13
Heath B. McLendon **	 -		       -			     -
42
Cornelius C. Rose, Jr.	3,100		       0			49,600
	     13
James J. Crisona***	1,550		       0			18,825
	     12



*	Pursuant to the Funds deferred compensation plan, Mr. Dorsett elected to defer the compensation due to him from the Fund.  As of January 1, 1997,
Mr. Dorsett elected not to defer his future compensation.
**    Designates an interested Director.
*** Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund
Directors, together with reasonable out-of-pocket expenses for each meeting attended. Mr. Crisona is a Director Emeritus and as such may attend meetings but has no voting rights.

Investment Adviser--MMC

	MMC, formerly known as Smith Barney Mutual Funds Management Inc., serves as investment manager to the Fund pursuant to a written agreement (the Investment Management Agreement), which was approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund or the Manager (the Independent Directors). The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The services provided by the Manager under the Investment Management Agreement are described in the Prospectus under Management of the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. (Holdings), which in turn, is a wholly owned subsidiary of Travelers Group Inc. (Travelers).

	As compensation for investment advisory services provided pursuant the Investment Management Agreement, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the value of the Funds average daily net assets. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 the Fund paid the Manager $505,253, $763,626 and $1,012,447, respectively, in investment advisory fees.

	The Fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or the Manager; Securities and Exchange Commission (SEC) fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agents fees; certain insurance premiums; outside auditing and legal expenses; and costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders, cost of shareholders reports and shareholder meetings and meetings of the officers or Board of Directors of the Fund.

Counsel and Auditors

	Willkie Farr & Gallagher serves as counsel to the Fund. The Independent Directors of the Fund have selected Stroock & Stroock & Lavan LLP, as their counsel.

	KPMG Peat Marwick LLP, independent auditors, 345 Park Avenue, New York, New York 10154, serve as auditors of the Fund and render an opinion on the Funds financial statements annually.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

	The Prospectus discusses the Funds investment objective and the policies it employs to achieve its objective. The following discussion supplements the description of the Funds investment objective and management policies in the Prospectus.

	United States Government Securities. United States government securities include debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities (U.S. government securities). Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.

	U.S. government securities include not only direct obligations of the United States Treasury, but also include securities issued or guaranteed by the Federal Housing Administration, Federal Financing Bank, Export-Import Bank of the United States, Small Business Administration, Government
National Mortgage Association, General Services Administration, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National
Mortgage Association, Maritime Administration, Tennessee Valley Authority, Resolution Trust Corporation, District of Columbia Armory Board, Student
Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing a reorganization since 1987). Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the Fund will invest in obligations issued by such an instrumentality only if MMC determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

	Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations.. The Fund may not lend its portfolio securities to Smith Barney or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S. government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Smith Barney, and which is acting as a finder. In lending its securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Funds portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities or letters of credit from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Funds Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be gained from such loans would justify the risk.

	Options on Securities. The Fund may engage in the writing of covered put and call options and may enter into closing transactions. The Fund also may purchase put and call options on securities.

	The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

	Options written by the Fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as in-the-money, at-the-money and out-of-the-money, respectively. The Fund may write (a) in-the-money call options when the Manager expects that the price of the underlying security will remain flat or decline moderately during the option period,
(b) at-the-money call options when the Manager expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Manager expects that the price of the underlying security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

	So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underling security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.

	An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact and current trading conditions, the Fund expects to purchase not only call or put options issued by the Clearing Corporation, but also options in the domestic and foreign over-the-counter markets. The Fund expects to write options only on U.S. securities exchanges, except that it may write options on U.S. government securities in the over-the-counter market.

	The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium that the Fund initially paid for the original option plus the related transaction costs.

	Although the Fund generally will purchase or write only those options for which the Manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered inadequate certain of the facilities of the Clearing Corporation and securities exchanges and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

	Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.

	In the case of options written by the Fund that are deemed covered by virtue of the Funds holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

	Stock Index Options. The Fund may purchase and write put and call options on domestic stock indexes listed on domestic securities exchanges and, subject to applicable state securities regulations, on foreign stock indexes listed on foreign securities exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the NYSE Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poors
100. Indexes also are based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

	Options on stock indexes are similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of a security at a specified price, an option on a stock index gives the holder the right to receive a cash exercise settlement amount equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed index multiplier. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in U.S. dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the payment received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

	The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the Funds securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the particular stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the ability of the Manager to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual stocks.

	The Fund will engage in stock index options transactions only when determined by the Manager to be consistent with the Funds effort to control risk. There can be no assurance that the use of these portfolio strategies will be successful. When the Fund writes an option on a stock index, the Fund will establish a segregated account with the Custodian, or with a sub-custodian for the Fund, in an amount equal to the market value of the option and will maintain the account while the option is open.

	Futures Contracts on Gold and Related Options. The Funds purpose in entering into a gold futures contract or a related option is to mitigate the effects of fluctuations in the price of gold without necessarily buying gold or other portfolio assets. For example, if the Fund expects gold prices to increase, the Fund might purchase gold futures contracts in anticipation of the future purchase of gold or gold-related securities. Such a purchase would have much the same effect as the Funds buying gold. If gold prices increase as anticipated, the value of the gold futures contracts would increase at approximately the same rate.

	No consideration is paid or received by the Fund upon the purchase of a gold futures contract. Initially, the Fund will be required to deposit with a broker an amount of cash or cash equivalents, such as U.S. government securities or high grade debt obligations. This amount, known as initial margin, is subject to change by the exchange on which the contract is traded and brokers may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the gold futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as maintenance margin, to and from broker, will be made daily as the price of the gold bullion underlying the futures contract fluctuates, making the positions in the futures contract more or less valuable, a process known as marking-to-market. Because the value of an option on a futures contract is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

	There are several risks in connection with the use of gold futures contracts and related options as hedging devices. Successful use of gold futures contracts and related options by the Fund is subject to the ability of MMC to predict correctly movements in the price of gold and other factors affecting markets for gold. These predictions involve skills and techniques that are different from those generally involved in the management of the Fund. In addition, there can be no assurance that there will be a correlation between movements in the price of gold futures contracts or an option on a gold futures contract and movements in the price of the hedged assets. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in the price of gold or the hedged securities.

	At any time prior to the expiration of a gold futures contract or an option on a gold futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Funds existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). Although the Fund intends to purchase gold futures contracts and related options only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts or options at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that gold futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of gold futures positions and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of maintenance margin, and an increase, if any, in the value of the portion of the portfolio being hedged may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the assets being hedged will, in fact, correlate with the price movements in a gold futures contract or an option thereon and thus provide an offset to losses on the futures contract or option.

	If the Fund has hedged against the possibility of a change in the price of gold adversely affecting the value of its assets and prices move in a direction opposite to that which was anticipated, the Fund will probably lose part or all of the benefit of the increased value of the assets hedged because of offsetting losses in its futures positions. In addition, in such a situation, if the Fund has insufficient cash, it might have to sell assets to meet daily maintenance margin requirements at a time when it would be disadvantageous to do so. These sales of assets could, but will not necessarily, be at increased prices which reflect the change in the value of gold.

	The ability of the Fund to trade in gold futures contracts and related options may be materially limited by the requirements of the Internal
Revenue Code of 1986, as amended (the Code), applicable to a regulated investment company. See Taxes.

	Currency Transactions. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Funds dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio securities positions denominated or quoted in the currency. The Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value at any time of the securities held in its portfolio denominated or quoted in or currently convertible (such as through exercise of an option or consummation of a forward contract) into that particular currency. If the Fund enters into a transaction hedging or position hedging transaction, it will cover the transaction through one or more of the following methods: (a) ownership of the underlying currency or an option to purchase such currency; (b) ownership of an option to enter into an offsetting forward contract; (c) entering into a forward contract to purchase currency being sold or to sell currency being purchased, provided such covering contract is itself covered by one of these methods unless the covering contract closes out the first contract; or (d) depositing into a segregated account with the custodian or a sub-custodian of the Fund cash or readily marketable securities in an amount equal to the value of the Funds total assets committed to the consummation of the forward contract and not otherwise covered. In the case of transaction hedging, any securities placed in the account must be liquid debt securities. In any case, if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the above amount. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

	At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Funds entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

	The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase.

	If a devaluation of a currency is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level that it anticipates. The Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below are fundamental policies that cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund, defined as the lesser of (a) 67% of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Funds outstanding shares. The remaining restrictions
may    be changed by a vote of the Board of Directors at any time.

The investment policies adopted by the Fund prohibit it from:

1. Investing in a manner that would cause it to fail to be a diversified company under the 1940 Act and the rules, regulations and orders thereunder.

2. Issuing senior securities as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3. Investing more than 25% of its total assets in securities, the issuers of which are in the same industry (other than in Natural Resource
Investments as defined in the Prospectus). For purposes of this limitation, U.S. government securities are not considered to be issued by members of any industry.

4. Borrowing money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5. Making loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

6. Engaging in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7. Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from: (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

8. Purchasing any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9. Purchasing restricted securities, illiquid securities or other securities which are not readily marketable if more than 15% of the total assets of the Fund would be invested in such securities. For purposes of this limitation, (a) repurchase agreements providing for settlement in more than seven days after notice by the Fund and (b) time deposits maturing in more than seven calendar days shall be considered illiquid securities.

10. Purchasing any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of issuers which directly or through a parent or affiliated company have had ongoing operations for fewer than three years. For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.

11. Making investments for the purpose of exercising control or management.

12. Investing in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Funds net assets, of which not more than 2% of the Funds net assets may be invested in warrants not listed on a recognized domestic or foreign stock exchange to the extent permitted by applicable state securities laws.

13. Engaging in the purchase or sale of put, call, straddle or spread options or in the writing of such options other than (a) purchasing and writing put and call options on securities and stock indexes, (b) entering into closing purchase transactions with respect to such options,
(c) purchasing put and call options on gold, purchasing gold futures contracts and writing covered call options on gold, or (d) upon 60 days notice given to its shareholders, (i) writing put and other call options on gold or (ii) entering into other hedging transactions involving futures contracts and related options, including gold futures contracts.

	Certain restrictions listed above permit the Fund without shareholder approval to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this Statement of Additional Information and any future change in those practices would require Board approval and appropriate disclosure to investors. If any percentage limitation is complied with at the time of an investment, a later increase or decrease resulting from a change in values or assets will not constitute a violation of that limitation. In order to permit the sale of the Funds shares in certain states, the Fund may make commitments more restrictive than the investment restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

Portfolio Turnover

	While the Fund does not intend to trade in securities for short-term profits, securities may be sold without regard to the length of time they have been held by the Fund when warranted by the circumstances. The Fund cannot accurately predict its annual rate of portfolio turnover (that is, the lesser of purchases or sales of portfolio securities for the year divided by the monthly average value of portfolio securities for the year); however, it is anticipated that the annual turnover rate generally will not exceed 100%. Under certain market conditions, the Fund may experience increased portfolio turnover as a result of its options activities. For instance, the exercise of a substantial number of options on stock indexes written by the Fund (due to appreciation of the underlying index in the case of call options or depreciation of the underlying index in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the Funds portfolio were replaced once during a period of one year. Securities with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. The portfolio turnover rates for the 1995, 1996 and 1997 fiscal years were 40%, 120% and 101%, respectively.

Portfolio Transactions

	Most of the purchases and sales of securities for the Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. Decisions to buy and sell securities for the Fund are made by the Manager, which also is responsible for placing these transactions, subject to the overall review of the Board of Directors. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

	Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On many foreign exchanges, commissions generally are fixed. There is generally no stated commission in the case of securities traded on domestic or foreign over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers mark-up or mark-down. For the 1995, 1996 and 1997 fiscal years, the Fund paid $246,842, $705,392, and
$702,508, respectively, in brokerage commissions.

	In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, the Manager seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Manager will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Investment Management Agreement authorizes the Manager in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Manager or its affiliates exercise investment discretion.

	The Funds Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the services received will primarily benefit one or more accounts for which the Manager or its affiliates exercise investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The fee under the Investment Management Agreement is not reduced by reason of the receipt by the Manager of such brokerage and research services.

	The Funds Board of Directors has determined that any portfolio transactions for the Fund may be executed through Smith Barney or an affiliate of Smith Barney if, in the judgment of the Manager, the use of Smith Barney is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Smith Barney charges the Fund a commission rate consistent with those charged by Smith Barney to comparable unaffiliated customers in similar transactions. Similarly, the Fund may execute portfolio transactions in gold futures through an affiliated broker if comparable conditions are satisfied, including that the Fund is charged commissions consistent with those charged for comparable transactions in comparable accounts of the brokers most favored unaffiliated clients. In addition, under rules adopted by the SEC, Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided (a) the Board of Directors has expressly authorized Smith Barney to effect such transactions and (b) Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions. Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. For the 1995 and 1996 fiscal years, the Fund paid no brokerage commissions to Smith Barney. For the 1997 fiscal year the Fund paid $9,000 in brokerage commissions to Smith Barney.

	The Fund will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating thereto of which Smith Barney is a member, except to the extent permitted by regulations adopted by the SEC.


PURCHASE OF SHARES

Volume Discounts

	The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any purchaser, which is defined to include the following: (a) an individual; (b) an individuals spouse and his or her children purchasing shares for his or her own account; (c) a Director or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code and qualified employee benefit plans of employers who are affiliated persons of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Sections 501(c)(3) or (13) of the Code; and (f) a Director or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended), purchasing shares of the Fund for one or more trust, estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

	Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser, is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholders holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

	The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the Fund is equal to the net asset value per share at the time of purchase plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B or Class C share (or Class A share purchases, including applicable right of accumulation, equaling or exceeding $500,000), is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge (CDSC), however, is imposed on certain redemptions of Class B shares and Class C shares, and of Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the Funds financial statements incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

	The right of redemption may be suspended or the date of payment postponed: (a) for any period during which the New York Stock Exchange, Inc. (the NYSE) is closed (other than for customary weekend and holiday closings); (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Funds investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit for protection of the Funds shareholders.

Distributions in Kind

	If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Funds net assets by distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

	An automatic cash withdrawal plan (the Withdrawal Plan) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 monthly may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholders shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholders shares at the time the Withdrawal Plan commences.) To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholders investment in the Fund, there will be a reduction in the value of the shareholders investment and continued withdrawal payments will reduce the shareholders investment and may ultimately exhaust it. Withdrawal payments should not be considered income from an investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

	Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with First Data as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Smith Barney Financial Consultant. A shareholder who purchases shares directly through First Data may continue to do so. Applications for participation in the Withdrawal Plan must be received by First Data no later than the eighth day of the month to be eligible for participation beginning with that months withdrawal. For additional information, shareholders should contact a Smith Barney Financial Consultant.

DISTRIBUTOR

	Smith Barney serves as the Funds distributor on a best efforts basis pursuant to a distribution agreement (the Distribution Agreement) which was approved by the Funds Board of Directors, including a majority of the Independent Directors. For the 1995, 1996 and 1997 fiscal years, Smith Barney, received $76,401, $500,000 and $115,000, respectively, in sales charges from the sale of Class A shares, and did not reallow any portion thereof to dealers. For the fiscal years ended October 31, 1995, 1996 and 1997, Smith Barney or its predecessor received from shareholders $136,462, $119,000 and $201,000, respectively, in CDSC on the redemption of Class B and Class C shares.

	When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investors brokerage account and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund of the Smith Barney Mutual Funds (other than Smith Barney Exchange Reserve Fund). If the investor instructs Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the Smith Barney money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory capacity or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Funds Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

	For the fiscal year ended October 31, 1997, Smith Barney incurred distribution expenses totaling approximately $2,412,949 consisting of approximately $101,442 for advertising, $6,548 for printing and mailing of prospectuses, $167,102 for support services, $1,980,781 to Smith Barney Financial Consultants, and $157,076 in accruals for interest on the excess of Smith Barney expenses incurred in distributing the Funds shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.

Distribution Arrangements

	To compensate Smith Barney for the service it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Funds average daily net assets attributable to the Class A, Class B and Class C shares. In addition, the Fund pays Smith Barney a distribution fee with respect to Class B and Class C shares primarily intended to compensate Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class C distribution fee is calculated at the annual rate of 0.75% of the value of the Funds average net assets attributable to the shares of the respective Class.

	For the fiscal year ended October 31, 1996, the Fund incurred $111,199, $127,817 and $10,685 in service fees for Class A, Class B and Class C shares, respectively. For the fiscal year ended October 31, 1997, the Fund incurred $131,379, $187,521 and $18,980 in service fees for Class A, Class B and Class C shares, respectively. In addition, Class B and Class C shares pay a distribution fee primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon the sale of its Class B and Class C shares. These distribution fees are calculated at the annual rate of 0.75% of the value of the average daily net assets attributable to the respective Class. For the fiscal years ended October 31, 1996 and 1997, the Fund incurred $383,451 and $562,561 for Class B shares, respectively, in distribution fees. For the fiscal years ended October 31, 1996 and October 31, 1997, the Fund incurred $32,054 and $56,941, respectively, for Class C shares in distribution fees.

	Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Independent Directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Funds Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

VALUATION OF SHARES

	Each Class net asset value per share is calculated on each day, Monday through Friday, except on days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ.
The following is a description of the procedures used by the Fund in valuing its assets.

	Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. U.S. government securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Funds Board of Directors. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Funds Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Funds
Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Funds Board of Directors.

EXCHANGE PRIVILEGE

	Except as noted below, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholders state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A shares of any Smith Barney Mutual Fund may be exchanged without a sales charge for Class A shares of any of the other Smith Barney Mutual Funds.

B. Class B shares of any Smith Barney Mutual Fund may be exchanged without a sales charge for Class B shares of any of the other Smith Barney Mutual Funds. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C. Class C shares of any Smith Barney Mutual Fund may be exchanged without a sales charge for Class C shares of any of the other Smith Barney Mutual Funds. Class C shares of the Fund exchanged for Class C shares of another Smith Barney Mutual Fund will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

	Dealers other than Smith Barney must notify First Data of an investors prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of the Smith Barney High Income Fund under paragraph B above.

	The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is to be made. Prospectuses may be obtained from a Smith Barney Financial Consultant.

 	Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds immediately invested, at a price described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

PERFORMANCE DATA

	From time to time, the Fund may quote total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Funds shares. Such performance information may include data from the following industry and financial publications: Barrons, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

Average Annual Total Return

	Average annual total return figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

		P (1+T)n = ERV

		Where:	P	=	a hypothetical initial payment of $1,000.
			T	=	average annual total return.
			n 	=	number of years.
			ERV 	=	Ending Redeemable Value of a hypothetical $1,000
investment made at the beginning of the 1-, 5- or
10-year period at the end of the 1-, 5- or 10-year
period (or fractional portion thereof), assuming
reinvestment of all dividends and distributions.

	Class As average annual total return was as follows for the periods indicated:

(2.47)% for the one-year period from November 1, 1996 through October 31, 1997.

11.02% per annum during the five-year period from November 1, 1992 through October 31, 1997.

4.26% per annum for the period from commencement of operations (November 24, 1986) through October 31, 1997.

	Class Bs average annual total return was as follows for the periods indicated:

(3.05)% for the one-year from November 1, 1996 through October 31, 1997;
and

11.16% per annum for the period from commencement of operations (November 6, 1992) through October 31, 1997.

	Class Cs average annual total return was as follows for the periods indicated:

1.04% for the one year period from November 1, 1996 through October 31, 1997.

3.37% per annum for the period from commencement of operations (November 7, 1994) through October 31, 1997.

	Average annual total return figures calculated in accordance with the above formula assume that the maximum 5.00% sales charge or maximum applicable CDSC, as the case may be, has been deducted from the hypothetical investment. If the maximum 5.00% sales charge had not been deducted at the time of purchase, Class As average annual total return for the same periods would have been 2.67%, 12.17% and 4.75%, respectively. If the maximum CDSC had not been deducted at the time of purchase, Class Bs average annual total return for the same periods would have been 1.95% and 11.29%, respectively. If the maximum CDSC had not been deducted at the time of purchase, Class Cs average annual total return for the same periods would have been 2.04% and 3.37%, respectively.


Aggregate Total Return

	Aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed by the following formula:

ERV-P
P

		Where:   P	=	a hypothetical initial payment of $10,000.
			ERV 	=	Ending Redeemable Value of a hypothetical $10,000
investment made at the beginning of the 1-, 5- or
10-year period at the end of the 1-, 5- or 10- year
period (or fractional portion thereof), assuming
reinvestment of all dividends and distributions.

	Class As aggregate total return was as follows for the periods indicated:

2.67% for the one-year period from November 1, 1995 through October 31, 1997.

77.56% for the five-year period from November 1, 1991 through October 31, 1997.

35.88% for the period from commencement of operations (November 24, 1986) through
October 31, 1997.

	Class Bs aggregate total return was as follows for the periods indicated:

1.95% for the one-year period from November 1, 1996 through October 31, 1997.

70.46% per annum from commencement of operations (November 6, 1992) through
October 31, 1997.

	Class Cs aggregate total return was as follows for the period indicated:

2.04% for the one-year period from November 1, 1996 through October 31,
1997

10.40% for the period from commencement of operations (November 7, 1994) through
October 31, 1997.

	Class A aggregate total return figures assume that the maximum 5.00% sales charge has not been deducted from the investment at the time of purchase. If the maximum 5.00% sales charge had been deducted at the time of purchase, Class As aggregate total return for the same periods would have been (2.47%), 68.67% and 29.07%, respectively.

	Class B aggregate total return figures assume that the maximum applicable CDSC has not been deducted from the investment at the time of purchase. If the maximum 5.00% CDSC had been deducted at the time of purchase, Class Bs aggregate total return for the same periods would have been (3.05%) and 69.46%, respectively.

	Class C aggregate total return figures assume that the maximum applicable CDSC has not been deducted from the investment at the time of purchase. If the maximum 1% CDSC had been deducted at the time of purchase, Class Cs aggregate total return for the same periods would have been 1.04% and 10.40%, respectively.

	Performance will vary from time to time depending upon market conditions, the composition of the Funds portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Class performance with that of other mutual funds should give consideration to the quality and maturity of the portfolio securities.

	It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance.

TAXES

Tax Status of the Fund

	The following is a summary of selected Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

	The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Code. Provided that the Fund (a) is a regulated investment company and (b) distributes at least 90% of its net investment income (including for this purpose, net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders. One of several requirements for qualification is that the Fund receives at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Funds investments in stock, securities and foreign currencies. Income from investments in gold bullion and gold coins will not qualify as gross income from securities for purposes of the 90% test. Therefore, the Fund intends to restrict its investment in gold bullion and gold coins to the extent necessary to meet the 90% test.

Taxation of the Funds Investments

	Gain or loss on the sale of securities by the Fund generally will be long-term capital gain or loss if the Fund has held the securities for more than one year. Gain or loss on sales of securities held for not more than one year will be short-term. If the Fund acquires a debt security at a substantial discount, a portion of any gain upon the sale or redemption will be taxed as ordinary income, rather than capital gain, to the extent that it reflects accrued market discount.

	Option Transactions. The tax consequences of options transactions entered into by the Fund will vary depending on the nature of the underlying security and whether the straddle rules, discussed separately below, apply to the transaction.

	If the Fund purchases a put option on an equity security, convertible debt security or gold or purchases a call option on gold and such a put or call option expires unexercised, the Fund will realize a capital loss equal to the cost of the option. If the Fund enters into a closing sale transaction with respect to the option, it will realize a capital gain or loss (depending on whether the proceeds from the closing transaction are greater or less than the cost of the option). The gain or loss will be short-term or long-term depending on the Funds holding period for the option. If the Fund exercises such a put option, it will realize a short-term capital gain or loss (long-term if the Fund holds the underlying security for more than one year before it purchases the put) from the sale of the underlying security measured by the sales proceeds decreased by the premium paid and the Funds tax basis in the underlying securities. No gain or loss will be recognized by the Fund if it exercises a call option.

	The Fund may write a covered call option on gold. If the option expires unexercised, or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying gold. Generally, any such gain or loss will be short-term capital gain or loss. If a call option written by the Fund is exercised, the Fund will treat the premium received for writing such call option as additional sales proceeds and will recognize a capital gain or loss from the sale of the underlying gold. Whether the gain or loss will be long-term or short-term will depend on the Funds holding period for the underlying gold.

	The Code imposes a special mark-to-market system for taxing section 1256 contracts including certain options on nonconvertible debt securities (including U.S. government securities), options on certain stock indexes, gold futures contracts and certain foreign currency contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized (by a closing transaction, by exercise, by taking delivery or by other termination). In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at their year-end fair market value (that is, marked to the market), and the resulting gain or loss will be recognized for tax purposes. Provided that section 1256 contracts are held as capital assets and are not part of a straddle, both the realized and unrealized year-end gain or loss from these investment positions (including premiums on options that expire unexercised) will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time particular positions are actually held by the Fund. The long-term portion of such gain or loss will be treated as a gain or loss from an asset held for more than eighteen months.

	Straddles. While the mark-to-market system is limited to section 1256 contracts, the Code contains other rules applicable to transactions which create positions which offset positions in section 1256 or other investment contracts (straddles). Straddles are defined to include offsetting positions in actively traded personal property. In general, investment positions may be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under current law, it is not clear under what circumstances one investment made by the Fund, such as an option contract, would be treated as offsetting another investment also held by the Fund, and, therefore, whether the Fund would be treated as having entered into a straddle. Also, the forward currency contracts entered into by the Fund may result in the creation of straddles for Federal income tax purposes.

	If two (or more) positions constitute a straddle, a realized loss from one position (including a mark-to-market loss) must be deferred to the extent of unrecognized gain in an offsetting position. Also, the holding period rules described above may be modified to recharacterize long-term gain as short-term gain, or to recharacterize short-term loss as long-term loss, in connection with certain straddle transactions. Furthermore, interest and other carrying charges allocable to personal property that is part of a straddle must be capitalized. In addition, wash sale rules apply to straddle transactions to prevent the recognition of loss from the sale of a position at a loss where a new offsetting position is or has been acquired within a prescribed period. To the extent that the straddle rules apply to positions established by the Fund, losses realized by the Fund may be either deferred or recharacterized as long-term losses, and long-term gains realized by the Fund may be converted into short-term gains.

	If the Fund chooses to identify particular offsetting positions as being components of a straddle, a realized loss will be recognized, but only upon the liquidation of all of the components of the identified straddle. Special rules apply to the treatment of mixed straddles (that is, straddles consisting of a section 1256 contract and an offsetting position that is not a section 1256 contract). If the Fund makes certain elections, the section 1256 contract components of such straddles will not be subject to the 60/40% mark-to-market rules. If any such election is made, the amount, the nature (as long or short-term) and the timing of the recognition of the Funds gains or losses from the affected straddle positions will be determined under rules that will vary according to the type of election made.

Taxation of Shareholders

	The portion of the dividends received from the Fund which qualifies for the dividends-received deduction for corporations will be reduced to the extent that the Fund holds dividend-paying stock for less than 46 days (91 days for certain preferred stocks). The Funds holding period will not include any period during which the Fund has reduced its risk of loss from holding the stock by purchasing an option to sell or entering into a short sale of substantially identical stock or securities, such as securities convertible into the stock. The holding period for stock may also be reduced if the Fund diminishes its risk of loss by holding one or more positions in substantially similar or related properties. Dividends-received deductions will be allowed only with respect to shares a corporate shareholder has held for at least 46 days within the meaning of the same holding period rules applicable to the Fund.

	If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends must be included in the Funds gross income as of the later of (a) the date that such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date that the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

	If a shareholder (a) incurs a sales charge in acquiring shares of the Fund, (b) disposes of those shares within 90 days and (c) acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., an exchange privilege), the original sales charge increases the shareholders tax basis in the original shares only to the extent that the otherwise applicable sales charge for the second acquisition is not reduced. The portion of the original sales charge that does not increase the shareholders tax basis in the original shares would be treated as incurred with respect to the second acquisition and, as a general rule, would increase the shareholders tax basis in the newly acquired shares. Furthermore, the same rule would apply to a disposition of the newly acquired or redeemed shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

	Investors considering buying shares of the Fund on or just prior to a record date for a taxable-dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

	Capital Gains Distributions. As a general rule, a shareholder who redeems or exchanges his or her shares will recognize long-term capital gain or loss if the shares have been held for more than one year, and will recognize short-term capital gain or loss if the shares have been held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to shares of the Fund, and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

	Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 31% backup withholding tax with respect to (a) taxable dividends and distributions and (b) any proceeds of any redemption of Fund shares. An individuals taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholders Federal income tax liability.

	The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

ADDITIONAL INFORMATION

	The Fund was incorporated under the laws of the State of Maryland on July 16, 1986 under the name Shearson Lehman Precious Metals and Minerals Fund Inc. On November 17, 1989, March 31, 1992, July 30, 1993, October 14, 1994 and December 19, 1995, the Fund changed its name to SLH Precious Metals and Minerals Fund Inc., Shearson Lehman Brothers Precious Metals and Minerals Fund Inc., Smith Barney Shearson Precious Metals and Minerals Fund Inc., Smith Barney Precious Metals and Minerals Fund Inc. and Smith Barney Natural Resources Fund Inc., respectively.

	Chase, located at 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as the Funds custodian. Under its agreement with the Fund, Chase holds the Funds portfolio securities and keeps all necessary accounts and records. For its services, Chase receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act. Chase is authorized to establish separate accounts in foreign securities owned by the Fund to be held with foreign branches of other domestic banks as well as with certain foreign banks and securities depositories.

	First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Funds transfer agent. Under the transfer agency agreement, First Data maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, and distributes dividends and distributions payable by the Fund. For these services, First Data receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

FINANCIAL STATEMENTS

	The Funds Annual Report for the fiscal year ended October 31, 1997 is incorporated herein by reference in its entirety.


APPENDIX

Description of Standard & Poors Corporation (S&P) and Moodys Investors Service, Inc. (Moodys) ratings:

S&P Ratings for Municipal Bonds

S&Ps Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&Ps judgment as to the issuers capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

AAA

Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA

High Grade -- The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A

Good Grade -- Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB

Medium Grade -- Of the investment grade ratings, this is the lowest.

General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C

The rating C is reserved for income bonds on which no interest is being paid.

D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&Ps letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moodys Ratings for Municipal Bonds

Aaa

Bonds that are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moodys applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short comings.


C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moodys Ratings for Municipal Notes

Moodys ratings for state and municipal notes and other short-term loans are designated Moodys Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moodys Investment Grade (VMIG). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with ample margins of protection although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be tight and market access for refinancing, in particular, is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA- or higher), or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuers industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moodys Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moodys. Among the factors considered by Moodys in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuers industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuers products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.










Smith Barney
						Natural
						Resources Fund Inc.


Statement of

Additional
Information















February 27, 1998









Smith Barney
Natural Resources Fund Inc.
388 Greenwich Street
New York, NY  10013..................................Fund
 ........................		SMITH BARNEY



36
g:\funds\natr\1998\secdocs\1998sai3.doc